UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

June 2, 2009

CONN’S, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50421	06-1672840
(Commission File Number)	(IRS Employer Identification No.)

3295 College Street
Beaumont, Texas  77701
(Address of Principal Executive
Offices and zip code)

(409) 832-1696
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Appointment of Principal Officer.

Timothy L. Frank was elected Chief Executive Officer effective June 2, 2009, by the Board of Directors and President of our Company effective April 1, 2006. Mr. Frank has been a member of the Board of Directors since November 23, 2008.  He has previously served as the Company’s Chief Operating Officer from June 1, 2007 and its Senior Vice President – Retail from May, 2005.   He joined the Company in September 1995 and has served in various roles throughout the Company, including Director of Advertising, Director of Credit, Director of Legal Collections, Director of Direct Marketing, and as Vice President of Special Projects.  Prior to joining the Company, Mr. Frank served in various marketing positions with a nationally known marketing consulting company.  Mr. Frank holds a B.S. in Liberal Arts from Texas A&M University and an M.B.A. in Marketing from the University of North Texas.  Mr. Frank has also completed a post-graduate program at Harvard University. Mr. Frank is the son of Thomas J. Frank, Sr., a member of the Board of Directors and consultant to the Company.  Mr. Frank is 41 years old.

William C. Nylin, Jr. was named as the Chairman of the Board effective June 2, 2009. He has been a member of the Board of Directors and served as Executive Vice Chairman of the Board since March 28, 2006.  Dr. Nylin served as the Company’s Chief Operating Officer from 1995 until June 1, 2007.  From 1995 until April 1, 2006, Dr. Nylin also served as the Company’s President.  He was a director of the predecessor to the Company commencing in 1993, and remained a member until September 2003, when the Company became a publicly held entity.  In addition to responsibilities as Executive Vice Chairman, Dr. Nylin had direct responsibility for information technology and risk management.  From 1984 to 1995, Dr. Nylin held several executive management positions, including Deputy Chancellor and Executive Vice President of Finance and Operations, at Lamar University in Beaumont, Texas.  Dr. Nylin obtained his B.S. degree in mathematics from Lamar University, and holds both a masters and doctorate degree in computer sciences from Purdue University.  He has also completed a post-graduate program at Harvard University. Dr. Nylin is 66 years old.

Thomas J. Frank, Sr. retired from the Company effective June 2, 2009.  He additionally retired as Chairman of the Board of Directors, but will remain a director of the Company.

Item 9.01     (c) Exhibits.

Exhibit 99.1        Press Release, dated June 3, 2009, Appointment of Director and Principal Officers

All of the information contained in Item 9.01(c) in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	June 3, 2009	By:	/s/ Michael J. Poppe
Michael J. Poppe
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 3, 2009, Announcement of Management Changes and Appointment of Chairman of the Board